UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-7502

                        DREYFUS INTERNATIONAL FUNDS, INC.
               (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166
               (Address of principal executive offices) (Zip code)

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:  05/31

Date of reporting period: 11/30/03



                                         FORM N-CSR

Item 1.      Reports to Stockholders.

      Dreyfus Premier
      Emerging Markets Fund

      SEMIANNUAL REPORT November 30, 2003


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(SM)

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            22   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                          Emerging Markets Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Emerging Markets Fund covers the six-month period from June 1, 2003, through November 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, D. Kirk Henry.

Recent reports of marked improvement in the growth of U.S. Gross Domestic Product suggest to us that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have started to increase spending. As U.S. growth has strengthened, so have the prospects for many international economies. As a result, emerging markets throughout the world rallied over the reporting period, posting gains in virtually every geographical region and capitalization range.

Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest the Dreyfus funds designed to meet your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,



/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 15, 2003
2



DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Premier Emerging Markets Fund perform relative to its benchmark?

For the six-month period ended November 30, 2003, the fund produced total returns of 28.96% for its Class A shares, 28.52% for its Class B shares, 28.48% for its Class C shares, 29.18% for its Class R shares and 28.79% for its Class T shares.(1) This compares with a 32.62% total return provided by the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index), the fund's benchmark, for the same period.(2)

We attribute the fund and market's overall performance to an improving global economy, which helped spark a sustained stock market rally in the emerging markets. While the fund participated in the rally to a substantial degree during the reporting period, its returns trailed the MSCI EMF Index due to cash exposure during a robust market rally, a higher weight in defensive consumer staples, and weaker performance in the financial sector.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund invests primarily in the stocks of companies organized, or with a majority of assets or businesses, in emerging market countries. "Emerging market" countries consist of all countries represented in the MSCI EMF Index or any other country Dreyfus believes has an emerging economy or market. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any single emerging market country.

We use a value-oriented and research-driven approach to security selection within each market, investing in companies located in emerging market countries as represented in our benchmark, the MSCI EMF Index, or in any other country that we believe has an emerging market or economy.

                                                             The Fund  3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When choosing stocks for the fund, we begin by conducting fundamental and quantitative research that focuses on individual companies rather than broad economic and industry trends. More specifically, we look for investment opportunities by focusing on three key factors: VALUE, or how a stock is valued relative to its intrinsic worth based on traditional measures; BUSINESS HEALTH, or a company's overall efficiency and profitability as measured by its return on assets and return on equity; and BUSINESS MOMENTUM, or the presence of a catalyst that will potentially trigger an increase in the stock's price in the near- or midterm.

What other factors influenced the fund's performance?

The emerging markets generally produced strong returns during the reporting period. After three years of economic weakness and falling stock prices, the U.S. economy began to show signs of sustainable improvement in the spring of 2003, and stock markets rallied worldwide in anticipation of better global economic conditions.

Strong contributions to the fund's performance came from India, a country we have emphasized for some time now. The fund scored successes in all industry groups in India, most notably in consumer and industrial companies such as aluminum producer Hindalco and automobile manufacturers Tata Engineering & Locomotive and Mahindra & Mahindra Ltd.

In Taiwan, our security selection strategy among information technology stocks enabled the fund to post higher returns than the MSCI EMF Index's information technology component, despite the fund's relatively light exposure to the group. Strong performers in this area included computer manufacturers and component suppliers such as Asustek Computer Inc. and Yageo Corp., and semiconductor company United Microelectronics Corp.

The fund's energy stocks also performed relatively well due to strong demand for oil and gas. Winners included two holdings from India: gas distributor Gail India, GDR, and conglomerate Reliance Industries. The fund also received strong results from PetroChina, a Chinese petroleum company that we sold after its stock reached our price target.

4
Returns from consumer staples stocks proved relatively disappointing, primarily because investors favored more economically sensitive sectors during the early stages of the economic recovery. Several of the fund's financial holdings also hindered its relative performance, including Nedcor, a South African bank that struggled with complications after a recent merger, and LG Card, a South Korean credit card company that has experienced higher delinquency rates.

What is the fund's current strategy?

While the United States so far has served as the primary generator of increased consumption and production, developing nations also have benefited from the global economic turnaround. In this improving economic environment, we have continued to find companies that we believe are attractively priced and possess solid business fundamentals. For example, two recent additions to the fund are Banco Brandesco, a Brazilian bank that we expect to prosper amid a rebound in corporate and consumer loan growth, and Samsung Fire and Marine, an insurance company that is well positioned to benefit from rising premium rates and improved economic conditions in South Korea. In our view, such growing, attractively valued stocks in emerging markets are likely to reap the benefits of stronger global economic growth.

December 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF GROSS DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                             The Fund  5

STATEMENT OF INVESTMENTS

November 30, 2003 (Unaudited)



COMMON STOCKS--93.2%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARGENTINA--.2%

Petrobras Energia Participaciones, ADR                                                          193,216  (a)           1,849,077

BRAZIL--5.7%

Banco Itau, ADR                                                                                 139,400                5,753,038

Companhia Brasileira de Distribuicao
   Grupo Pao de Acucar, ADR                                                                     109,800                2,437,560

Companhia de Saneamento Basico
   do Estado de Sao Paulo                                                                       143,970                7,120,309

Empresa Brasileira de Aeronautica, ADR                                                          228,600                6,725,412

Petroleo Brasileiro, ADR                                                                        611,819               14,726,483

Tele Celular Sul Participacoes, ADR                                                             231,050                3,223,148

Telecomunicacoes Brasileiras, ADR                                                               148,720                5,294,432

Ultrapar Participacoes, ADR                                                                     201,100                2,171,880

                                                                                                                      47,452,262

CHINA--2.0%

Huadian Power International, Cl. H                                                           17,892,000                6,162,268

Qingling Motors, Cl. H                                                                       14,664,000                2,907,576

Sinopec Shanghai Petrochemical, Cl. H                                                         5,062,000                1,661,958

Sinopec Yizheng Chemical Fibre, Cl. H                                                        26,009,400                5,726,435

                                                                                                                      16,458,237

CROATIA--.7%

Pliva d.d., GDR                                                                                 376,800  (b)           5,953,440

CZECH REPUBLIC--.4%

CEZ                                                                                             566,600                2,892,377

Komercni Banka, GDR                                                                                   2                      58

                                                                                                                       2,892,435

EGYPT--.8%

Commercial International Bank, GDR                                                              449,600  (b)           3,084,256

Misr International Bank, GDR                                                                    594,075  (b)           1,069,335

Suez Cement, GDR                                                                                357,931  (a,b)         2,151,165

                                                                                                                       6,304,756

HONG KONG--4.3%

Beijing Enterprises                                                                             306,000                  360,496

CNOOC                                                                                           427,000                  879,641

China Mobile (Hong Kong)                                                                      6,023,000               17,487,080

China Mobile (Hong Kong), ADR                                                                    46,400                  677,904

China Resources Enterprise                                                                    7,131,900                8,264,292

China Resources Power                                                                         2,072,000                  766,982

6
COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
HONG KONG (CONTINUED)

Shanghai Industrial                                                                           3,136,900                7,189,167

Texwinca                                                                                        495,000                  363,277

                                                                                                                      35,988,839

HUNGARY--2.8%

EGIS                                                                                             13,588                  508,194

Gedeon Richter                                                                                   42,157                4,498,349

MOL Magyar Olaj-es Gazipari                                                                     259,380                7,305,229

Magyar Tavkozlesi                                                                             1,879,711                6,335,719

OTP Bank                                                                                        406,900  (a)           4,990,441

                                                                                                                      23,637,932

INDIA--10.1%

Bajaj Auto, GDR                                                                                  97,400  (b)           2,043,160

Bharat Petroleum                                                                                472,050  (a)           3,390,440

Gail India, GDR                                                                                 291,300  (b)           6,634,649

Hindalco Industries                                                                             180,556                4,529,432

Hindalco Industries, GDR                                                                        196,700  (b)           5,409,250

Hindustan Petroleum                                                                             572,000                4,430,237

ICICI Bank                                                                                      609,595                2,876,875

ICICI Bank, ADR                                                                                 389,300                5,177,690

ITC                                                                                             392,840                7,104,677

Indian Hotels                                                                                   342,691                2,688,381

Mahanagar Telephone Nigam                                                                     3,309,150                8,443,816

Mahanagar Telephone Nigam, ADR                                                                  171,521                  926,213

Mahindra & Mahindra                                                                             335,000                2,383,311

Mahindra & Mahindra, GDR                                                                        259,500  (b)           1,959,225

NIIT                                                                                            478,517                2,045,068

Reliance Industries                                                                           1,341,519               13,402,908

Satyam Computer Services                                                                      1,180,283                7,445,870

State Bank of India                                                                             248,500                2,432,627

State Bank of India, GDR                                                                         37,400  (b)           1,084,600

                                                                                                                      84,408,429

INDONESIA--2.4%

PT Astra Agro Lestari                                                                         3,519,000                  651,666

PT Gudang Garam                                                                               3,369,000                5,030,723

PT Indofood Sukses Makmur                                                                    51,102,500                4,055,754

PT Indonesian Satellite                                                                       3,586,500                4,849,471

                                                                                                             The Fund  7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                       Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
INDONESIA (CONTINUED)

PT Telekomunikasi Indonesia                                                                   7,387,000                5,341,570

                                                                                                                      19,929,184

ISRAEL--1.8%

Bank Hapoalim                                                                                 3,622,693  (a)           8,451,592

Check Point Software Technologies                                                               244,434  (a)           4,316,705

Supersol                                                                                      1,137,220                2,594,243

                                                                                                                      15,362,540

MALAYSIA--2.9%

Commerce Asset                                                                                3,443,800                3,643,178

Genting                                                                                       1,222,700                5,502,150

Malaysia International Shipping                                                               1,757,400                5,503,437

Perusahaan Otomobil Nasional                                                                    823,000                1,851,750

Sime Darby                                                                                    5,810,800                8,104,537

                                                                                                                      24,605,052

MEXICO--9.1%

Apasco                                                                                          291,800                2,210,800

Cemex                                                                                         1,149,507                5,831,345

Cemex, ADR                                                                                       44,700                1,129,569

Coca-Cola Femsa, ADR                                                                            462,800                9,464,260

Consorcio ARA                                                                                   655,500  (a)           1,592,110

Controladora Comercial Mexicana                                                               6,191,500                5,716,151

Desc, Ser. B                                                                                  7,712,700                2,411,913

Grupo Aeroportuario del Sureste, ADR                                                             53,000                  866,550

Grupo Continental                                                                             2,636,850                3,752,369

Grupo Financiero BBVA Bancomer, Cl. B                                                         7,901,500  (a)           6,906,177

Kimberly-Clark de Mexico, Cl. A                                                               5,180,600               12,878,688

Organizacion Soriana, Cl. B                                                                     938,000  (a)           2,035,190

Telefonos de Mexico, ADR                                                                        656,270               21,715,974

                                                                                                                      76,511,096

PHILIPPINES--1.0%

ABS-CBN Broadcasting                                                                          3,943,600  (a)           1,877,061

Bank of the Philippine Islands                                                                3,165,390  (a)           2,444,756

Manila Electric, Cl. B                                                                        5,887,764                2,300,114

Philippine Long Distance Telephone                                                               11,680  (a)             158,391

Philippine Long Distance Telephone, ADR                                                          60,250  (a)             829,642

Universal Robina                                                                              7,937,160                  826,862

                                                                                                                       8,436,826

8
COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

POLAND--3.0%

Bank Przemyslowo-Handlowy PBK                                                                    44,492                3,657,190

KGHM Polska Miedz                                                                             1,243,282  (a)           7,217,615

Polski Koncern Naftowy Orlen                                                                  1,057,726                6,330,597

Telekomunikacja Polska                                                                        2,255,223                8,110,229

                                                                                                                      25,315,631

RUSSIA--2.2%

LUKOIL, ADR                                                                                     189,600               16,385,907

YUKOS, ADR                                                                                       35,400                1,620,755

                                                                                                                      18,006,662

SOUTH AFRICA--11.6%

ABSA                                                                                            817,868                5,223,025

Aveng                                                                                         2,287,307                3,100,643

Bidvest                                                                                       1,575,423               10,517,634

Illovo Sugar                                                                                  1,872,979                1,878,556

Imperial                                                                                        371,000                3,709,419

Metro Cash and Carry                                                                         12,490,293  (a)           4,462,916

Nampak                                                                                        4,516,101  (a)           8,775,999

Nedcor                                                                                        1,537,253               15,924,216

Sage                                                                                            352,733  (a)              93,974

Sanlam                                                                                        1,593,913                2,110,730

Sappi                                                                                           352,214                4,523,419

Sasol                                                                                         1,216,502               15,440,291

Shoprite                                                                                      2,895,701                4,038,824

Steinhoff International                                                                       5,153,000                5,483,289

Tiger Brands                                                                                    675,764                8,339,824

Tongaat-Hulett                                                                                  789,608                3,798,929

                                                                                                                      97,421,688

SOUTH KOREA--15.7%

CJ                                                                                              146,400                7,003,036

Cheil Communications                                                                             31,680                4,335,394

Hyundai Development                                                                             147,220                1,371,710

Hyundai Mobis                                                                                    20,450                  901,668

Hyundai Motor                                                                                   172,480                6,543,062

INI Steel, GDR                                                                                  290,000                2,238,800

KT, ADR                                                                                         563,050               10,838,713

KT&G, GDR                                                                                       778,200  (b)           7,198,350

Kangwon Land                                                                                    313,300                3,596,805

                                                                                                                 The Fund  9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA (CONTINUED)

Kia Motors                                                                                      517,250                4,518,219

Kookmin Bank                                                                                    214,400                7,580,384

Kookmin Bank, ADR                                                                               130,334                4,626,857

Korea Electric Power                                                                          1,066,200               22,485,063

Korea Exchange Bank Credit Services                                                             625,145  (a)           1,700,615

Korea Fine Chemical                                                                              44,996                  520,315

LG Card                                                                                         320,400                1,679,231

POSCO                                                                                            78,770                9,370,750

POSCO, ADR                                                                                      103,190                3,080,222

SK Telecom                                                                                       24,200                3,905,661

SK Telecom, ADR                                                                                 215,100                3,839,535

Samsung                                                                                         917,340                7,707,778

Samsung Electro Mechanics                                                                        31,090                  945,334

Samsung Electronics                                                                              29,410               11,376,939

Samsung Fire & Marine Insurance                                                                  77,960                4,306,430

                                                                                                                     131,670,871

TAIWAN--10.2%

Accton Technology                                                                             4,310,260                3,067,037

Advanced Semiconductor Engineering                                                            4,150,310  (a)           3,828,251

Asustek Computer                                                                              2,280,875                5,076,032

Asustek Computer, GDR                                                                         1,112,000  (b)           2,457,520

Chunghwa Telecom, ADR                                                                           463,900                6,814,691

Delta Electronics                                                                             3,595,000                4,726,662

Elan Microelectronics                                                                         3,217,653                2,892,590

First Financial                                                                               3,854,000  (a)           2,482,811

First Financial, GDR                                                                             80,000  (a,b)         1,020,000

Nan Ya Plastics                                                                               4,084,168                5,381,773

Nien Hsing Textile                                                                            1,250,000                1,251,830

President Chain Store                                                                         1,890,392                3,016,877

Quanta Computer                                                                               2,130,700                5,022,587

SinoPac                                                                                      15,145,763                8,204,879

Standard Foods                                                                                2,816,984                  713,526

Standard Foods, GDR                                                                                 978  (b)               1,223

Taishin Financial                                                                             1,058,000                  768,328

Taiwan Cellular                                                                               8,317,429                7,111,828

United Microelectronics                                                                       3,285,189  (a)           2,885,964

10
COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
TAIWAN (CONTINUED)

United Microelectronics, ADR                                                                  2,699,029  (a)          14,142,912

Yageo                                                                                        11,356,200  (a)           4,788,559

                                                                                                                      85,655,880

THAILAND--2.7%

Big C Supercenter                                                                               785,000                  359,812

Charoen Pokphand Foods                                                                        8,300,000                  952,135

Kasikornbank                                                                                  4,942,800  (a)           5,663,948

Krung Thai Bank                                                                              20,600,000                4,463,118

PTT Exploration and Production                                                                  840,700                4,127,169

Siam Commercial Bank                                                                          5,819,000  (a)           5,866,368

Siam Makro                                                                                    1,321,700                1,456,601

                                                                                                                      22,889,151

TURKEY--.6%

Hurriyet Gazetecilik ve Matbaacilik                                                       1,218,001,620                3,185,543

Tupras-Turkiye Petrol Rafinerileri                                                          235,639,000                1,643,431

                                                                                                                       4,828,974

UNITED KINGDOM--3.0%

Anglo American                                                                                  677,034               14,277,547

Dimension Data                                                                                3,061,028  (a)           1,949,737

Old Mutual                                                                                    5,119,633                8,482,944

                                                                                                                      24,710,228

TOTAL COMMON STOCKS
   (cost $618,503,527)                                                                                               780,289,190

PREFERRED STOCKS--3.0%

BRAZIL:

Banco Bradesco                                                                                  569,700                2,728,604

Companhia de Tecidos Norte de Minas                                                              75,600                5,055,140

Companhia Energetica de Minas Gerais                                                            545,017                8,630,375

Duratex                                                                                          66,700                1,833,910

Telecomunicacoes de Sao Paulo                                                                   216,300                3,017,627

Telemar Norte Leste                                                                              69,600                1,364,358

Telemig Celular Participacoes                                                                 1,215,000                2,086,864

TOTAL PREFERRED STOCKS
   (cost $19,957,642)                                                                                                 24,716,878

                                                                                                             The Fund  11

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
SHORT-TERM INVESTMENTS--1.6%                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

..88%, 12/4/2003                                                                               1,100,000                1,099,923

..87%, 12/11/2003                                                                              2,902,000                2,901,303

..88%, 12/18/2003                                                                              1,280,000                1,279,462

..91%, 12/26/2003                                                                              7,205,000                7,200,389

..90%, 1/2/2004                                                                                1,303,000                1,301,971

TOTAL SHORT-TERM INVESTMENTS
   (cost $13,783,090)                                                                                                 13,783,048

TOTAL INVESTMENTS (cost $652,244,259)                                                             97.8%              818,789,116

CASH AND RECEIVABLES (NET)                                                                         2.2%               18,203,975

NET ASSETS                                                                                       100.0%              836,993,091

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL BUYERS. AT NOVEMBER 30,
     2003, THESE SECURITIES AMOUNTED TO $40,066,173 OR 4.8% OF NET ASSETS.



SEE NOTES TO FINANCIAL STATEMENTS.
12

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           652,244,259   818,789,116

Cash                                                                  2,593,705

Cash denominated in foreign currencies                 13,381,573    13,316,570

Receivable for investment securities sold                             4,777,677

Dividends receivable                                                  1,314,522

Receivable for shares of Common Stock subscribed                        598,705

Net unrealized appreciation on forward
  currency exchange contracts--Note 4                                       188

Prepaid expenses                                                         51,067

                                                                    841,441,550
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,030,348

Payable for investment securities purchased                           2,218,433

Payable for shares of Common Stock redeemed                             573,694

Accrued expenses                                                        625,984

                                                                      4,448,459
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      836,993,091
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     697,508,309

Accumulated undistributed investment income--net                      4,950,459

Accumulated net realized gain (loss) on investments                (31,952,645)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                  166,486,968
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      836,993,091

NET ASSET VALUE PER SHARE

                                             Class A              Class B               Class C             Class R         Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                           815,269,923             3,183,849           10,208,495           8,247,142          83,682

Shares Outstanding                        51,569,852               203,054              650,245             520,275           5,328
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                               15.81                15.68                 15.70               15.85           15.71

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                       The Fund  13



STATEMENT OF OPERATIONS

Six Months Ended November 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $897,069 foreign taxes withheld at source)    7,760,016

Interest                                                                88,188

TOTAL INCOME                                                         7,848,204

EXPENSES:

Management fee--Note 3(a)                                            4,420,654

Shareholder servicing costs--Note 3(c)                               1,268,165

Custodian fees                                                         674,495

Professional fees                                                       84,851

Registration fees                                                       61,563

Prospectus and shareholders' reports                                    45,290

Distribution fees--Note 3(b)                                            31,998

Directors' fees and expenses--Note 3(d)                                 29,254

Loan commitment fees--Note 2                                             4,290

Miscellaneous                                                           10,562

TOTAL EXPENSES                                                       6,631,122

INVESTMENT INCOME--NET                                               1,217,082
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and
  foreign currency transactions                                     21,643,821

Net realized gain (loss) on forward currency exchange contracts      (822,545)

NET REALIZED GAIN (LOSS)                                            20,821,276

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                152,876,751

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             173,698,027

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               174,915,109

SEE NOTES TO FINANCIAL STATEMENTS.

14
STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        November 30, 2003          Year Ended
                                              (Unaudited)       May 31, 2003(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,217,082            4,298,290

Net realized gain (loss) on investments        20,821,276          (27,618,868)

Net unrealized appreciation (depreciation)
   on investments                             152,876,751           (4,559,563)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  174,915,109          (27,880,141)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                         --           (3,998,965)

Class B shares                                         --                (353)

Class C shares                                         --                (464)

Class R shares                                         --                (115)

Class T shares                                         --                  (9)

TOTAL DIVIDENDS                                        --          (3,999,906)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                229,980,125         536,127,145

Class B shares                                  2,240,760            494,712

Class C shares                                  8,248,820          2,170,389

Class R shares                                  4,165,888          2,556,507

Class T shares                                     69,741              4,532

Dividends reinvested:

Class A shares                                         --          3,020,601

Class B shares                                         --                345

Class C shares                                         --                464

Class R shares                                         --                115

Class T shares                                         --                  9

Cost of shares redeemed:

Class A shares                              (128,245,261)        (494,470,356)

Class B shares                                  (101,243)              (7,647)

Class C shares                                (1,238,564)            (612,590)

Class R shares                                  (130,945)                   --

Redemption fee                                         --             229,971

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           114,989,321           49,514,197

TOTAL INCREASE (DECREASE) IN NET ASSETS      289,904,430           17,634,150
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           547,088,661         529,454,511

END OF PERIOD                                 836,993,091         547,088,661

Undistributed investment income--net            4,950,459           3,733,377

                                                             The Fund  15

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                        November 30, 2003         Year Ended
                                              (Unaudited)       May 31, 2003(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                    16,436,894          47,542,979

Shares issued for dividends reinvested                 --             273,110

Shares redeemed                               (9,105,790)         (44,082,013)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  7,331,104            3,734,076
--------------------------------------------------------------------------------

CLASS B

Shares sold                                       165,736              44,645

Shares issued for dividends reinvested                 --                  31

Shares redeemed                                   (6,645)                (713)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     159,091               43,963
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       596,528              197,123

Shares issued for dividends reinvested                 --                   42

Shares redeemed                                  (87,607)             (55,841)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     508,921              141,324
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       304,976              223,784

Shares issued for dividends reinvested                 --                   10

Shares redeemed                                   (8,495)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     296,481              223,794
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         4,928                  399

Shares issued for dividends reinvested                 --                    1

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       4,928                  400

(A) THE FUND CHANGED TO A FIVE CLASS FUND ON NOVEMBER 15, 2002. THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES AND THE FUND COMMENCED OFFERING CLASS B, CLASS C, CLASS R AND CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

16
FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                           Six Months Ended                                     Year Ended May 31,
                                          November 30, 2003         ----------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)         2003(a)       2002          2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.25         13.07         11.65         13.61          12.55         11.18

Investment Operations:

Investment income--net                                 .03(b)        .10(b)        .25(b)        .13(b)         .22(b)        .14

Net realized and unrealized
   gain (loss) on investments                         3.53          (.83)         1.33          (.37)          1.95          1.33

Total from Investment Operations                      3.56          (.73)         1.58          (.24)          2.17          1.47

Distributions:

Dividends from
   investment income--net                               --          (.10)         (.16)         (.13)          (.11)         (.09)

Dividends from net realized
   gain on investments                                  --            --            --         (1.59)         (1.01)         (.02)

Total Distributions                                     --          (.10)         (.16)        (1.72)         (1.12)         (.11)

Redemption fee added
   to paid-in capital                                   --           .01           .00(c)        .00(c)         .01           .01

Net asset value, end of period                       15.81         12.25         13.07         11.65          13.61         12.55
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     28.96(d,e)    (5.39)(d)     13.80          (.99)         16.54         13.56
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .93(e)       1.96          1.82          1.79           1.85          1.88

Ratio of net investment income
   to average net assets                               .18(e)        .90          2.18          1.02           1.48          1.42

Portfolio Turnover Rate                              20.67(e)      48.52         62.10         78.00         105.84         87.81
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     815,270       542,076       529,455       257,183        226,031        94,354

(A)  THE FUND CHANGED TO A FIVE CLASS FUND ON NOVEMBER  15,  2002.  THE EXISTING
     SHARES WERE REDESIGNATED CLASS A SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  17

FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Six Months Ended
                                              November 30, 2003     Year Ended
CLASS B SHARES                                      (Unaudited)  May 31, 2003(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      12.20          10.84

Investment Operations:

Investment income (loss)--net(b)                           (.05)           .10

Net realized and unrealized
   gain (loss) on investments                              3.53           1.36

Total from Investment Operations                           3.48           1.46

Distributions:

Dividends from investment income--net                        --           (.10)

Net asset value, end of period                            15.68          12.20
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C,D)                                     28.52          13.56
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(d)                 1.33           1.46

Ratio of net investment income (loss)
   to average net assets(d)                                (.37)          1.06

Portfolio Turnover Rate                                   20.67(d)       48.52
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     3,184            536

(A) FROM NOVEMBER 15, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2003.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

18
                                               Six Months Ended
                                              November 30, 2003      Year Ended
CLASS C SHARES                                      (Unaudited)  May 31, 2003(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      12.22          10.84

Investment Operations:

Investment income (loss)--net(b)                           (.06)           .11

Net realized and unrealized
   gain (loss) on investments                              3.54           1.37

Total from Investment Operations                           3.48           1.48

Distributions:

Dividends from investment income--net                        --           (.10)

Net asset value, end of period                            15.70          12.22
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C,D)                                     28.48          13.75
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(d)                 1.31           1.47

Ratio of net investment income (loss)
   to average net assets(d)                                (.38)          1.11

Portfolio Turnover Rate                                   20.67(d)       48.52
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    10,208          1,726

(A) FROM NOVEMBER 15, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2003.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  19

FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Six Months Ended
                                              November 30, 2003      Year Ended
CLASS R SHARES                                      (Unaudited)  May 31, 2003(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      12.27         10.84

Investment Operations:

Investment income--net(b)                                   .04           .14

Net realized and unrealized
   gain (loss) on investments                              3.54          1.40

Total from Investment Operations                           3.58          1.54

Distributions:

Dividends from investment income--net                        --          (.11)

Net asset value, end of period                            15.85         12.27
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                       29.18         14.32
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(c)                  .78           .89

Ratio of net investment income
   to average net assets(c)                                 .27          1.61

Portfolio Turnover Rate                                   20.67(c)      48.52
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     8,247         2,745

(A) FROM NOVEMBER 15, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2003.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.
20

                                               Six Months Ended
                                              November 30, 2003      Year Ended
CLASS T SHARES                                      (Unaudited)  May 31, 2003(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      12.19          10.84

Investment Operations:

Investment income (loss)--net(b)                          (.05)            .06

Net realized and unrealized
   gain (loss) on investments                             3.57            1.39

Total from Investment Operations                          3.52            1.45

Distributions:

Dividends from investment income--net                        --           (.10)

Net asset value, end of period                           15.71           12.19
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C,D)                                    28.79           13.47
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(d)                1.13            1.49

Ratio of net investment income (loss)
   to average net assets(d)                               (.32)            .52

Portfolio Turnover Rate                                  20.67(d)        48.52
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       84               5

(A) FROM NOVEMBER 15, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO MAY 31, 2003.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund  21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Premier Emerging Markets Fund (the "fund") is a separate non-diversified series of Dreyfus International Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company that offers one series, the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (" CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last

22

sales price on the national securities market. The fund prices securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits

                                                                The Fund  23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

of $1,775 during the period ended November 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $19,984,945 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2003. If not applied, $14,764,482 of the carryover expires in fiscal 2010 and $5,220,463 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2003 was as follows: ordinary income $3,999,906. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commit-

24

ment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2003, the fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund's average daily net assets and is payable monthly.

During the period ended November 30, 2003, the Distributor retained $75,821 and $184 from commissions earned on sales of the fund's Class A and Class T shares, respectively and $438 from contingent deferred sales charges on redemptions of the fund's Class C shares.

(B) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at the annual rates of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended November 30, 2003, Class B, Class C and Class T shares were charged $8,117, $23,828 and $53, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

                                                                The Fund  25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

During the period ended November 30, 2003, Class A, Class B, Class C and Class T shares were charged $865,922, $2,706, $7,942 and $53, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2003, the fund was charged $98,848 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(E) A 1% redemption fee was charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege until November 15, 2002.

NOTE 4--SECURITIES TRANSACTIONS:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended November 30, 2003, amounted to $265,269,536 and $136,970,434, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchase

26

of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at November 30, 2003:

                                                    Foreign                                                           Unrealized
Forward Currency                                    Currency                                                          Appreciation
    Exchange Contracts                               Amounts              Proceeds ($)         Value ($)          (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

SALES:

British Pound,
    expiring 12/1/2003                               658,203             1,132,899         1,133,096                          (197)

Indian Rupee,
    expiring 12/1/2003                             1,552,976                32,027            31,642                           385

TOTAL                                                                                                                          188


At November 30, 2003, accumulated net unrealized appreciation on investments was $166,544,857, consisting of $191,922,192 gross unrealized appreciation and $25,377,335 gross unrealized depreciation.

At November 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund  27

NOTES

                  For More Information

                        Dreyfus Premier
                        Emerging Markets Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2004 Dreyfus Service Corporation                                  327SA1103




Item 2.      Code of Ethics.

            Not applicable.

Item 3.      Audit Committee Financial Expert.

            Not applicable.

Item 4.      Principal Accountant Fees and Services.

            Not applicable.

Item 5.      Audit Committee of Listed Registrants.

            Not applicable.

Item 6.      [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8.      [Reserved]

Item 9.      Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  January 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  January 23, 2004

By:   /S/JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  January 23, 2004

                                  EXHIBIT INDEX

     (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

     (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)